Exhibit (h)3.1

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Select Growth Fund (the “Fund”)

Transfer Agency, Administrative and Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as transfer agent, administrator and adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, up to the full amount of its transfer agency, administrative and advisory fees for the Fund, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares, advisory fees will be waived equally across all classes. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for each of Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Select Value Fund (the “Fund”)

Transfer Agency, Administrative and Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as transfer agent, administrator and adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, up to the full amount of its transfer agency, administrative and advisory fees for the Fund, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares, advisory fees will be waived equally across all classes. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for each of Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Tax-Managed Mid & Small Cap Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser and administrator to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, up to the full amount of its 1.03% combined advisory and administrative fees for the Fund and to reimburse the Fund to the extent that Fund-level expenses (all expenses other than 12b-1 distribution fees and shareholder servicing fees) exceed 1.25% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Conservative Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Conservative Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Moderate Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Moderate Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Balanced Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Balanced Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Aggressive Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Aggressive Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Equity Aggressive Strategy Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Equity Aggressive Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Tax-Managed Global Equity Fund (the “Fund”)

Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, its 0.20% advisory fee for the Tax-Managed Global Equity Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 27, 2006

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Money Market Fund (the “Fund”)

Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as adviser and administrator to Frank Russell Investment Company (“FRIC”), agrees to waive, until February 28, 2007, 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo’s option, continue after February 28, 2007, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Equity I Fund (the “Fund”)

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Equity I Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Equity II Fund (the “Fund”)

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Equity II Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Fixed Income I Fund

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fixed Income I Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Fixed Income III Fund

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Fixed Income III Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company International Fund

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the International Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

February 25, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Frank Russell Investment Company Equity Q Fund

Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company (“FRIMCo”), as administrator to Frank Russell Investment Company (“FRIC”), agrees to waive 0.02% of its 0.05% administrative fee for the Equity Q Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may be revised or eliminated only with the prior approval of the FRIC Board of Trustees. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

July 1, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Waiver of Transfer Agency Fees of Frank Russell Investment Company (“FRIC”) Funds of Funds

Dear Mark:

The Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Tax-Managed Global Equity, 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds are referred to herein as the “Funds”.

FRIMCo, in its capacity as transfer agent to the Funds, agrees to waive all transfer and dividend disbursing agency fees to be paid by the Funds pursuant to the Transfer Agency and Service Agreement between FRIC and FRIMCo dated July 1, 2005, at least through February 28, 2007. This Agreement shall automatically renew annually thereafter for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer

July 1, 2005

Mr. Mark E. Swanson

Treasurer

Frank Russell Investment Company

909 A Street

Tacoma, WA 98402

RE:	Reimbursement of Certain Direct Expenses of Frank Russell Investment Company (“FRIC”) Funds of Funds

Dear Mark:

The Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Tax-Managed Global Equity, 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds are referred to herein as the “Funds”.

FRIMCo, in its capacity as transfer agent for FRIC, agrees to reimburse the Funds, at least through February 28, 2007, for all Expenses paid by the Funds. This Agreement shall automatically renew annually thereafter for successive one-year periods unless otherwise agreed to by a vote of a majority of the Trustees, including a majority of the independent Trustees.

“Expenses” include all fees and expenses of the Funds due to FRIMCo, as administrator, State Street Bank and Trust Company or any other person under FRIC’s Custodian Contract, Administrative Agreement, Distribution Agreement (each of the foregoing as may be amended from time to time) or agreements or arrangements with third parties for recordkeeping and other administrative services, as well as any other amounts due persons as a result of the Funds’ operations under any other agreement or otherwise excluding transfer and dividend disbursing agency fees (which are waived by FRIMCo pursuant to a separate letter agreement) and non-recurring and extraordinary expenses.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT

    MANAGEMENT COMPANY

By:	/s/ Greg J. Stark
Greg J. Stark
President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:	/s/ Mark E. Swanson
Mark E. Swanson
Treasurer